Execution Copy

                                                                    EXHIBIT 99.1
                        CONVERSION AND EXCHANGE AGREEMENT


     This Conversion and Exchange Agreement (the "AGREEMENT") is entered into as of August 6, 2002, by and among PrimeSource Healthcare, Inc., a Massachusetts corporation (the "Company"), and the persons listed in the signature pages hereto (collectively, the "Signatories" and each individually, a "SIGNATORY").

                                 R E C I T A L S

     WHEREAS,  the Company wishes to reconstitute its capital  structure through
(a) the conversion of its outstanding Series C Convertible Preferred Stock, par value $1.00 (the "SERIES C PREFERRED"), into the Company's Common Stock, par value $0.01 (the "COMMON STOCK"), on a 1 to 27.5871 basis; (b) the conversion of its outstanding Series F Convertible Redeemable Preferred Stock, no par value (the "SERIES F PREFERRED"), into the Common Stock on a 1 to 1.00 basis; and (c) the exchange of its Series E Convertible Preferred Stock, no par value (the "SERIES E PREFERRED"), into its newly created Series G Convertible Redeemable Preferred Stock, no par value (the "SERIES G PREFERRED"), on a 1 to 0.3125 basis;

     WHEREAS, the Signatories (constituting the required percentages of the holders of Series C Preferred and Series F Preferred, pursuant to the Company's Articles of Organization) desire to convert all of the outstanding shares of Series C Preferred and Series F Preferred into Common Stock in accordance with the Company's Articles of Organization and as set forth above;

     WHEREAS, each of the holders of Series E Preferred desires to exchange its shares of Series E Preferred into shares of Series G Preferred as set forth above;

     WHEREAS, immediately after the consummation of the Exchange Transaction (as defined herein), the Company desires to reprice certain warrants; and

     WHEREAS, in further consideration of the conversions and exchanges referred to in the foregoing paragraph, the Company will issue the holders of the Series C Preferred (the "SERIES C STOCKHOLDERS"), the holders of the Series F Preferred (the "SERIES F STOCKHOLDERS") and the holders of the Series E Preferred (the "SERIES E STOCKHOLDERS" and together with the Series C Stockholders and the Series F Stockholders, the "PREFERRED STOCKHOLDERS") a certain number of warrants to purchase shares of Common Stock as set forth herein.

                                A G R E E M E N T

     NOW, THEREFORE, in consideration of the mutual promises, covenants and conditions hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

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                                    ARTICLE I

                       CONVERSION, EXCHANGE AND REPRICING
                       ----------------------------------

          1.1     CONVERSION TRANSACTIONS.
                  -----------------------

          (a) At the Conversion Effective Time (as defined below), each share of Series C Preferred issued and outstanding immediately prior to the Conversion Effective Time will convert into shares of Common Stock, on a 1 to
27.5871 basis (the "SERIES C CONVERSION TRANSACTION"), pursuant to Section 5(o) of the Certificate of Vote of Directors establishing the Series C Preferred. Following the Conversion Effective Time, all shares of Series C Preferred shall no longer be outstanding. Each Signatory acknowledges and agrees that any rights it may have in respect of the Series C Preferred, including but not limited to the rights to receive accrued but unpaid dividends on the Series C Preferred, shall be terminated and cease to exist effective as of the Conversion Effective Time.

          (b) At the Conversion Effective Time (as defined below), each share of Series F Preferred issued and outstanding immediately prior to the Conversion Effective Time will convert into shares of Common Stock, on a 1 to 1 basis (the "SERIES F CONVERSION TRANSACTION" and collectively with the Series C Conversion Transaction, the "CONVERSION TRANSACTIONS"), pursuant to Section 5(o) of the Certificate of Vote of Directors establishing the Series F Preferred. Following the Conversion Effective Time, all shares of Series F Preferred shall no longer be outstanding. Each Signatory acknowledges and agrees that any rights it may have in respect of the Series F Preferred, including but not limited to the rights to receive accrued but unpaid dividends on the Series F Preferred, shall be terminated and cease to exist effective as of the Conversion Effective Time.

          1.2 EXCHANGE TRANSACTION. At the Exchange Effective Time (as defined below), each share of Series E Preferred issued and outstanding immediately prior to the Exchange Effective Time will convert into a fraction of a share of Series G Preferred, on a 1 to 0.3125 basis (the "EXCHANGE TRANSACTION"); PROVIDED, HOWEVER, that in no event shall the Exchange Transaction occur unless the Conversion Transactions have been consummated in accordance with this Agreement. Following the Exchange Effective Time, all shares of Series E Preferred shall no longer be outstanding. Each Signatory acknowledges and agrees that any rights it may have in respect of the Series E Preferred, including but not limited to (i) any rights to receive accrued but unpaid dividends on the Series E Preferred and (ii) any rights under "Adjustment of Price Upon Issuance of Common Stock" under Section 5(d) of the Certificate of Vote of Directors establishing the Series E Preferred with respect to the consummation of the Conversion Transaction and the issuance of the Conversion Warrants (as defined below), shall be terminated and cease to exist effective as of the Exchange Effective Time.

          1.3 THE CONVERSION EFFECTIVE TIME. The Conversion Transactions shall occur at 11:30 a.m. Pacific Standard Time (the "CONVERSION EFFECTIVE TIME") on August 6, 2002 (the "CLOSING DATE") and shall be held at the offices of Gibson, Dunn & Crutcher LLP at 333 South Grand Avenue, Los Angeles, California 90071.

          1.4 THE EXCHANGE EFFECTIVE TIME. If the Conversion Transactions have been consummated in accordance with this Agreement, the Exchange Transaction shall occur at 12:00 p.m. Pacific Standard Time (the "EXCHANGE EFFECTIVE TIME") on the Closing Date and shall be held at the offices of Gibson, Dunn & Crutcher LLP at 333 South Grand Avenue, Los Angeles, California 90071.

          1.5 ISSUANCE OF CONVERSION WARRANTS. In further consideration of the holders of the Series C Preferred and the Series F Preferred converting their respective shares pursuant to the Conversion Transactions, immediately after the Conversion Effective Time, the Company shall issue to such holder the following number of warrants to purchase Common Stock, pursuant to warrant agreements substantially in the form attached as EXHIBIT A (each, a "WARRANT"):

               (a) each Series C Stockholder shall be issued its pro rata share of warrants (the "SERIES C WARRANTS") to purchase an aggregate of 7,390,614 shares of Common Stock; and

               (b) each Series F Stockholder shall be issued its pro rata share of warrants (the "SERIES F WARRANTS" and together with the Series C Warrants, the "CONVERSION WARRANTS") to purchase an aggregate of 1,614,560 shares of Common Stock.

          1.6 ISSUANCE OF EXCHANGE WARRANTS. In further consideration of each of the holders of the Series E Preferred exchanging their respective shares pursuant to the Exchange Transaction, immediately after the Exchange Effective Time, the Company shall issue to such holder its pro rata share of warrants to purchase 817,000 shares of Common Stock (the "EXCHANGE WARRANTS"), pursuant to a Warrant.

          1.7 DELIVERIES IN CONNECTION WITH THE CONVERSION TRANSACTIONS. On the Closing Date:


               (a) The Company shall deliver (i) to each Series C Stockholder a Signatory hereto, stock certificates evidencing the shares of Common Stock to be issued in the Series C Conversion Transaction and a Warrant evidencing its pro rata share of the Series C Warrants and (ii) to each Series F Stockholder a Signatory hereto, stock certificates evidencing the shares of Common Stock to be issued in the Series F Conversion Transaction and a Warrant evidencing its pro rata share of the Series F Warrants.

               (b) (i) Each Series C Stockholder a Signatory hereto shall deliver to the Company stock certificates evidencing their respective shares of Series C Preferred to be converted pursuant to the Series C Conversion Transaction and (ii) each Series F Stockholder a Signatory hereto shall deliver to the Company stock certificates evidencing their respective shares of Series F Preferred to be converted pursuant to the Series F Conversion Transaction.

          1.8 DELIVERIES IN CONNECTION WITH THE EXCHANGE TRANSACTION. On the Closing Date:

               (a) The Company shall deliver to each Series E Stockholder a Signatory hereto, stock certificates evidencing the shares of Series G Preferred to be issued in the Exchange Transaction and a Warrant evidencing its pro rata share of the Exchange Warrants.

               (b) Each Series E Stockholder a Signatory hereto shall deliver to the Company stock certificates evidencing their respective shares of Series E Preferred to be exchanged pursuant to the Exchange Transaction.

          1.9 SUBSEQUENT DELIVERIES. At any time after the Conversion Effective Time, upon receipt by the Company of stock certificates evidencing the shares of Series C Preferred and/or Series F Preferred from a Preferred
Stockholder not a Signatory hereto, the Company shall deliver stock certificate(s) evidencing shares of Common Stock converted pursuant to the Series C Conversion Transaction and/or the Series F Conversion Transaction, as applicable, and a Warrant evidencing the applicable Conversion Warrants to such Preferred Stockholder.

          1.10 REPRICING TRANSACTION. Immediately following the Exchange Effective Time, the Company shall adjust the purchase price, from $1.68 to $0.01 per share, of those certain warrants to purchase an aggregate of 140,330 shares of Common Stock which were issued by PrimeSource Surgical, Inc. to Webbmont Holdings, L.P., Robert N. Fisher, Virginia A. Fisher and William H. Lomicka in connection with the issuance by PrimeSource Surgical, Inc. of Series B-3 Convertible Preferred Stock and which are exercisable for an aggregate of 140,330 shares of Common Stock.

                                   ARTICLE II

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

          2.1 CORPORATE POWER. The Company has the corporate power and authority (i) to execute, deliver and perform its obligations under this Agreement, the shares of Common Stock and Series G Preferred to be issued pursuant to this Agreement (collectively, the "CONVERSION AND EXCHANGE SHARES"), and the Conversion Warrants and the Exchange Warrants (collectively, the "CONVERSION AND EXCHANGE WARRANTS"); (ii) to issue, sell and deliver the Conversion and Exchange Shares and the Conversion and Exchange Warrants upon the consummation of the transactions contemplated hereby; and (iii) to issue and deliver the shares of Common Stock issuable upon conversion of the Series G Preferred (the "CONVERSION SHARES") and exercise of the Conversion and Exchange Warrants, in each instance, in accordance with the terms of the Series G Preferred and the Conversion and Exchange Warrants, respectively.

          2.2     AUTHORIZATION OF AGREEMENT.

               (a) The execution and delivery by the Company of this Agreement, the performance by the Company of its obligations under this Agreement, and the issuance, sale and delivery of the Conversion and Exchange Shares and the Conversion and Exchange Warrants have been duly authorized by all requisite corporate action and will not violate any provision of law, any order of any court or other agency of government, the Articles of Organization of the Company, as amended through the date hereof, (the "ARTICLES OF ORGANIZATION"), the By-Laws of the Company, or any provision of any indenture, agreement or other instrument to which the Company, any of its subsidiaries, or any of their respective properties or assets is bound, or conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument, or result in the creation or imposition of any lien, charge, restriction, claim or encumbrance of any nature whatsoever upon any of the properties or assets of the Company or any of its subsidiaries.

               (b) The Conversion and Exchange Shares have been duly authorized, and when issued in accordance with this Agreement, will be validly issued, fully paid and nonassessable shares of Common Stock and Series G Preferred, as applicable, with no personal liability attaching to the ownership thereof and will be free and clear of all liens, charges, restrictions, claims and encumbrances imposed by or through the Company except as set forth in this Agreement.

               (c) The Conversion Shares and the shares of Common Stock issuable upon exercise of the Conversion and Exchange Warrants (the "EXERCISE SHARES"), when issued in accordance with their respective terms, and assuming that the Articles of Organization of the Company shall have been amended prior to exercise and/or conversion to authorize a sufficient number of shares of Common Stock for the purposes of such exercise and/or conversion, will be duly authorized, validly issued, fully paid and nonassessable shares of Common Stock with no personal liability attaching to the ownership thereof and will be free and clear of all liens, charges, restrictions, claims and encumbrances imposed by or through the Company except as set forth in this Agreement.

               (d) None of the issuance, sale or delivery of the Conversion and Exchange Shares or the Conversion and Exchange Warrants is subject to any preemptive right of stockholders of the Company or to any right of first refusal or other right in favor of any person that has not been effectively waived. Neither the issuance or delivery of the Conversion Shares or the shares of Common Stock issuable upon exercise of the Conversion and Exchange Warrants is subject to any preemptive right of stockholders of the Company or to any right of first refusal or other right in favor of any person that has not been effectively waived.

          2.3 This Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable in accordance with its terms (subject in each case as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium and similar laws affecting the rights of creditors generally).

                                   ARTICLE III

                                   CONDITIONS

          The obligation of each Signatory to effectuate the transactions contemplated by this Agreement is, at its option, subject to the satisfaction, on or before the Closing Date of the following conditions:

          (a) OPINION OF THE COMPANY'S COUNSEL. Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Company, shall have issued an opinion, dated as of the Closing Date, in substantially the form attached as EXHIBIT B hereto.

          (b) REPRESENTATIONS AND WARRANTIES TO BE TRUE AND CORRECT. The representations and warranties contained in ARTICLE II hereof shall be true, complete and correct on and as of the Closing Date, and the President and Chief

Financial Officer of the Company shall have certified to such effect in writing on the Closing Date.

          (c) CERTIFICATE OF VOTE OF DIRECTORS ESTABLISHING THE CLASS OF SERIES G CONVERTIBLE PREFERRED STOCK. The Certificate of Vote of Directors establishing the Series G Preferred (the "SERIES G CERTIFICATE OF VOTE"), a copy of which is attached hereto as Exhibit C, shall have been filed with the Secretary of the Commonwealth of Massachusetts.

                                   ARTICLE IV

                                  MISCELLANEOUS
                                  -------------

          4.1. GOVERNING LAW. This Agreement shall be governed in all respects by the laws of the state of New York without regard to provisions regarding choice of laws.

          4.2. COMPANY'S COVENANT. Prior to December 31, 2002 the Company shall call and hold a meeting of its stockholders (the "DECEMBER STOCKHOLDERS MEETING") and shall use its best efforts to cause an increase in the Company's authorized Common Stock such that the total number of shares of Common Stock authorized will be sufficient to effect issuance of the Exercise Shares and the Conversion Shares and/or otherwise to comply with the terms of this Agreement and of the Series G Certificate of Vote with respect to the terms, rights and privileges of the Series G Preferred. After the December Stockholders Meeting the Company shall, at all times, reserve and keep available at least 9,822,174 (or such other lower number as is at any time determined to be a definite maximum number of shares of Common Stock for which the Conversion and Exchange Warrants may be exercised) unissued shares of Common Stock, for the purpose of effecting the issuance of the Exercise Shares and otherwise complying with the terms of this Agreement. Additionally, with respect to the shares of Series G Preferred issued hereunder, the Company shall, at all times after the December Stockholders Meeting, reserve and keep available at least an aggregate of 12,000,000 unissued shares of Common Stock, for the purpose of effecting a conversion of such shares of Series G Preferred to Common Stock in accordance with the Series G Certificate of Vote. If at any time after the December Stockholders Meeting the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the issuance of the Exercise Shares, to effect a conversion of the Series G Shares and/or otherwise to comply with the terms of this Agreement, the Company will forthwith take such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes. The Company will obtain any authorization, consent, approval or other action by or make any filing with any court or administrative body that may be required under applicable state securities laws in connection with the issuance of the Exercise Shares and the issuance of shares of Common Stock upon a conversion of Series G Preferred in accordance with the Series G Certificate of Vote.

          4.3. EQUITABLE REMEDIES. The Signatories acknowledge and agree that any breach by any of them of this Agreement may cause the Company irreparable harm which may not be adequately compensable by money damages. Accordingly, in the event of a breach or threatened breach by any of the Signatories of any provision of this Agreement, the Company shall be entitled, without posting any bond or other security, to the remedies of specific performance, temporary, preliminary and permanent injunctive relief and other equitable remedies, including the right to compel the breaching Signatories to surrender the stock certificates in respect of their shares of capital stock in accordance with the provisions of this Agreement, in addition to such other rights and remedies as may be available to the Company for any such breach or threatened breach, including but not limited to the recovery of money damages.

          4.4. NOTICES. All notices, requests, consents and other communications provided for or permitted hereunder shall be made in writing and shall be delivered by hand-delivery, registered or certified first-class mail, return receipt requested, or sent by telecopier or telex, addressed as follows:

               (a) if to GE Capital Equity Investments, Inc. ("GE"), at its address set forth on the signature pages hereto, with a copy to Gibson, Dunn & Crutcher LLP, 333 South Grand Avenue, Los Angeles, California 90071-3197,
Facsimile: (213) 229-7250, Attention: Linda L. Curtis;

               (b) if to a Signatory who is not GE, at the most current address given by the Signatory to the Company in accordance with the provisions hereof, which address initially is the address of the Signatory set forth on the signature pages hereto; and

               (c) if to the Company, initially at its address set forth on the signature pages hereto and thereafter at such other address, notice of which is given in accordance with the provisions hereof, with a copy to Skadden, Arps, Slate, Meagher & Flom LLP, 300 South Grand Avenue, Suite 3400, Los Angeles, California 90071, Facsimile: (213) 687-5600, Attn: Gregg Noel.

               All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five (5) business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt acknowledged, if telecopied; and on the next business day, if timely delivered to an air courier guaranteeing overnight delivery.

          4.5. FURTHER ASSURANCES. The parties hereto shall execute and deliver such other documents, certificates, agreements and other writings and shall take such other actions as may be reasonably necessary or desirable in order to consummate or implement expeditiously the transactions contemplated by this Agreement.

          4.6 ENTIRE AGREEMENT; AMENDMENTS AND WAIVERS. This Agreement, together with the all exhibits hereto, constitutes the entire understanding and agreement among the parties pertaining to the subject matter hereof and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, of the parties. No supplement, modification or other amendment or waiver of this Agreement shall be binding unless executed in writing by the party to be bound thereby. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

          4.7 CAPTIONS. The captions herein are for convenience of reference only and are not to be considered in construing this Agreement. All references to an Article or Section include all subparts thereof.

          4.8 COUNTERPARTS. This Agreement may be executed by facsimile in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

          4.9 SEVERABILITY. Should any provision of this Agreement be determined to be illegal or unenforceable, such determination shall not affect the remaining provisions of this Agreement.

                                    * - * - *

                      REST OF PAGE INTENTIONALLY LEFT BLANK

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year herein above first written.


                                 COMPANY:

                                 PrimeSource Healthcare, Inc.



                                 By:      /s/  Bradford C. Walker
                                          -------------------------------------
                                 Name:    Bradford C. Walker
                                 Title:   President and Chief Executive Officer



                                 SIGNATORIES:

                                 GE Capital Equity Investments, Inc.



                                 By:      /s/  Michael S. Fisher
                                          -------------------------------------
                                 Name:    Michael S. Fisher
                                 Title:   Managing Director

                                 120 Long Ridge Road
                                 Stamford, Connecticut 06927



                                 Coleman Swenson Hoffman Booth IV L.P.

                                 By:      Its General Partner
                                          CSHB Ventures IV L.P.



                                 By:      /s/  Larry H. Coleman
                                          -------------------------------------
                                 Name:    Larry H. Coleman
                                 Title:   General Partner

                                 237 Second Avenue South
                                 Franklin, Tennessee  37064-2649

                                 By:      /s/  William H. Lomicka
                                          -------------------------------------
                                               William H. Lomicka

                                 7406 North Secret Canyon Drive
                                 Tucson, AZ  85718

                                 Webbmont Holdings, L.P.



                                 By:      /s/  Robert Fisher
                                          -------------------------------------
                                 Name:    Robert Fisher
                                 Title:   President of General Partner

                                 1355 Peachtree Street, Suite 1100
                                 Atlanta, Georgia  30309



                                 Investors Equity, Inc.



                                 By:      /s/  Robert Fisher
                                          -------------------------------------
                                 Name:    Robert W. Fisher
                                 Title:   President

                                 1355 Peachtree Street, Suite 1100
                                 Atlanta, Georgia 30309



                                 By:      /s/  Virginia A. Fisher
                                          -------------------------------------
                                               Virginia A. Fisher

                                 1355 Peachtree Street, Suite 1100
                                 Atlanta, Georgia 30309



                                 By:     /s/  Robert Neale Fisher
                                         -------------------------------------
                                              Robert Neale Fisher

                                 1355 Peachtree Street, Suite 1100
                                 Atlanta, Georgia 30309

                                    EXHIBIT A

                                 Form of Warrant

                                    EXHIBIT B

                             Form of Skadden Opinion

                                    EXHIBIT C

                          Series G Certificate of Vote

 s                                      1